Exhibit 32.2
                                  ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Escalade, Incorporated (the "Company") on Form 10-Q for the period ending July 15, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. W.
(Bill) Reed, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ TERRY D. FRANDSEN
--------------------------
Terry D. Frandsen
Chief Financial Officer
August 10, 2006

                                       20